21. Note Payable to Underwriters	12 Months Ended
Dec. 31, 2018
Note Payable To Underwriters
Note Payable to Underwriters

Note 21 — Note Payable to Underwriters

Immediately following the closing of the Business Combination on September 30, 2013, the Company entered into an interest-bearing promissory note with its underwriter, Chardan Capital Markets, LLC (“Chardan”) for the total remaining amount of $889,833 due to the underwriter at the rate of 5% per annum, maturing on December 31, 2013. If the note was not repaid by December 31, 2013, Chardan had the right to convert the note and accrued interest into ordinary shares at a price of $9.10 per share. In connection with the convertible right, $184,584 was allocated to the value of the beneficial conversion feature. As of the date of this report, the convertible right had not been exercised. On December 31, 2013 (the note’s maturity date), the Company was not able to repay the note. As a result of the payment default, an additional default interest rate of 10% per annum is added to the original 5% per annum interest rate starting December 31, 2013. The Company has interest payable to Chardan in the amount of $705,330, $561,585 and $420,448 as of December 31, 2018, 2017 and 2016, respectively. Interest expense on this note amounted to $143,745, $141,137 and $138,788 for the years ended December 31, 2018, 2017 and 2016, respectively. George Kaufman, one of the Group’s directors, is an employee of Chardan.